UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15 (d) of
The Securities and Exchange Act of 1934

DATE OF REPORT:
June 18, 2025
(Date of Earliest Event Reported)

Massachusetts
(State or Other Jurisdiction of Incorporation)

1-9047	04-2870273
(Commission File Number)	(I.R.S. Employer identification No.)

INDEPENDENT BANK CORP.
Office Address:	2036 Washington Street,	Hanover,	Massachusetts	02339
Mailing Address:	288 Union Street,	Rockland,	Massachusetts	02370
(Address of principal executive offices, including zip code)

NOT APPLICABLE
(Former Address of Principal Executive Offices)

(781)-878-6100
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value per share	INDB	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17CFR 230.405)) or Rule 12b-2 of the Exchange Act (17CFR 240.12b-2).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange
Act. ☐

ITEM 5.03	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

On June 18, 2025, the Board of Directors (the “Board”) of Independent Bank Corp. (the “Company”) amended and restated the Company’s by-laws (the “By-laws”). The below summary of changes above does not purport to be complete and is qualified in its entirety by reference to the By-laws, which are filed as Exhibit 3.1 to this Current Report on Form 8-K and are incorporated herein by reference.

Amendments Relating to Meetings of Shareholders

•Section 3 of Article Two was amended to explicitly provide for virtual meetings.

•A new Section 10 of Article Two adds the requirement that the Company prepare a list of all shareholders eligible to vote at a meeting of shareholders and to make that list available for inspection, consistent with Massachusetts law.

•Section 6 of Article Four was amended to clarify that, in the absence of the Chair of the Board, the Chief Executive Officer (“CEO”) shall preside at all shareholder meetings.

Amendments Relating to the Company’s Officers

•Section 2 of Article Four was amended to clarify that officers other than the Chairman, CEO, President, Treasurer and Secretary may be elected by either the Board or the CEO.

•Section 3 of Article Four was amended to remove the provision that stated that officers may be required to give bond for their performance of duties.

•Section 5 of Article Four was amended to provide that the CEO may remove officers appointed by the CEO, and the Board may remove all officers.

•Section 10 of Article Four was amended to revise the description of the Treasurer’s powers and duties. In addition, descriptions of the roles and responsibilities of the Assistant Treasurer and Assistant Secretary were removed.

In addition, a number of non-substantive, immaterial, ministerial, clarifying, conforming and technical changes have been made throughout the By-laws.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

d. The following exhibits are included with this Report:

Exhibit Index

Exhibit #	Exhibit Description
3.1	Amended and Restated By-Laws of the Company
104	Cover page interactive data file (embedded within the Inline XBRL Document)

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned and hereunto duly authorized.

INDEPENDENT BANK CORP.

Date:	June 25, 2025	By:	/s/Patricia Natale
PATRICIA NATALE
General Counsel